EXHIBIT 10(nn)

FIRST AMENDED AND RESTATED CREDIT AGREEMENT

dated as of

December 10, 2004

among

LINCOLN NATIONAL CORPORATION,

The BANKS Party Hereto

and

JPMORGAN CHASE BANK, N.A.,

as Administrative Agent

$500,000,000

J.P. MORGAN SECURITIES INC.

and

WACHOVIA CAPITAL MARKETS, LLC,

as Joint Lead Arrangers and Joint Bookrunners

WACHOVIA BANK, NATIONAL ASSOCIATION,

as Syndication Agent

THE BANK OF NEW YORK

and

CITIBANK, N.A.,

as Documentation Agents

FIRST AMENDED AND RESTATED CREDIT AGREEMENT dated as of December 10, 2004 (this “First Amendment and Restatement”) among LINCOLN NATIONAL CORPORATION, an Indiana corporation (together with its successors and permitted assigns, the “Company”), the BANKS party hereto (including each Person listed under the caption “BANKS” on the signature pages hereto that is not a “Bank” under the Existing Credit Agreement referred to below (each a “New Bank”), the “Banks”) and JPMORGAN CHASE BANK, N.A. (formerly known as JPMorgan Chase Bank) (“JPMCB”), as administrative agent for the Banks (in such capacity, together with its successors in such capacity, the “Administrative Agent”).

W I T N E S S E T H:

WHEREAS, the Company, the banks party thereto (the “Existing Banks”) and JPMCB, as Administrative Agent, are parties to the Credit Agreement dated as of December 11, 2003 (as amended and in effect immediately prior to the satisfaction (or waiver) of the conditions set forth in Section 4 hereof, the “Existing Credit Agreement”);

WHEREAS, each of the Existing Banks that is not listed under the caption “BANKS” on the signature pages hereto (collectively, the “Retiring Banks”) will cease being a “Bank” under the Existing Credit Agreement as of the Restatement Effective Date (as defined in Section 4 hereof), and each of the New Banks wishes to become a “Bank” under the Existing Credit Agreement as amended and restated by this First Amendment and Restatement; and

WHEREAS, the Company has requested certain amendments to provisions of the Existing Credit Agreement, including the extension of the availability of the commitments thereunder, and the Banks (including the New Banks) are willing to make such amendments on the terms and conditions set forth below;

NOW, THEREFORE, in consideration of the foregoing premises and the mutual agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree that, effective as of the Restatement Effective Date (as defined in Section 4 hereof), the Existing Credit Agreement shall be amended and restated to read in its entirety as set forth in the Existing Credit Agreement, which is incorporated herein by this reference, subject to the amendments set forth in Section 2 hereof (the Existing Credit Agreement, as so amended and restated hereby, is herein called the “First Amended and Restated Credit Agreement”):

Section 1. Definitions. Except as otherwise defined herein, terms defined in the Existing Credit Agreement have the meanings ascribed thereto in the Existing Credit Agreement, after giving effect to the amendments set forth in Section 2 hereof.

Section 2. Amendments. Effective as of the Restatement Effective Date, the Existing Credit Agreement is hereby amended as follows:

2.01. Certain References. References in the Existing Credit Agreement to (i) “this Agreement” or words of similar import (including indirect references to the Existing Credit Agreement) and in Exhibits A, B, C, D and G to the Existing Credit Agreement to “the Credit Agreement dated as of December 11, 2003” shall be deemed to be references to the First

First Amended and Restated Credit Agreement

Amended and Restated Credit Agreement, (ii) ”Schedule I” and “Schedule II” or words of similar import (including indirect references to such schedule) shall be deemed to be references to Schedule I and Schedule II, respectively, to this First Amendment and Restatement and (iii) “Effective Date” (other than in Exhibit G thereto) shall be deemed to be references to the Restatement Effective Date.

2.02. Recitals. The recitals in the Existing Credit Agreement shall be amended and restated in their entirety to read as follows: “The parties hereto agree as follows:”.

2.03. Certain Definitions.

(a) Section 1.01 of the Existing Credit Agreement shall be amended by inserting the following definitions (or, in the case of any of the following defined terms that are already defined in the Existing Credit Agreement, by amending and restating in its entirety each such term to read as set forth below) in their proper respective alphabetical locations:

“Applicable Additional Margin” means 0.10% per annum.

“Applicable Margin” and “Applicable Facility Fee Rate” means, for any day, with respect to any Euro-Dollar Loan or with respect to the facility fees payable hereunder, as the case may be, the applicable rate per annum set forth below under the caption “Applicable Margin” or “Applicable Facility Fee Rate”, respectively, based upon the ratings by Moody’s and S&P, respectively, applicable on such date to the Index Debt:

	Index Debt Ratings (S&P/Moody’s)	Applicable Margin	Applicable Facility Fee Rate
Category 1	> A / A2	0.215%	0.06%
Category 2	A- / A3	0.245%	0.08%
Category 3	BBB+ / Baa1	0.30%	0.10%
Category 4	≤ BBB / Baa2	0.50%	0.15%

For purposes of the foregoing, (a) if the ratings established or deemed to have been established by Moody’s and S&P for the Index Debt shall fall within different Categories that are one Category apart, the Applicable Margin and the Applicable Facility Fee Rate shall be determined by reference to the Category of the higher of the two ratings; (b) if the ratings established or deemed to have been established by Moody’s and S&P for the Index Debt shall fall within different Categories that are more than one Category apart, the Applicable Margin and the Applicable Facility Fee Rate shall be determined by reference to the Category next below that of the higher of the two ratings; (c) if only one of Moody’s and

First Amended and Restated Credit Agreement

S&P shall have in effect a rating for the Index Debt, the Applicable Margin and the Applicable Facility Fee Rate shall be determined by reference to the Category of such rating; (d) if neither Moody’s nor S&P shall have in effect a rating for the Index Debt (other than by reason of the circumstances referred to in the last sentence of this definition), then the applicable rating shall be determined by reference to Category 4; and (e) if the ratings established or deemed to have been established by Moody’s and S&P for the Index Debt shall be changed (other than as a result of a change in the rating system of Moody’s or S&P), such change shall be effective as of the date on which it is first announced by the applicable rating agency, irrespective of when notice of such change shall have been furnished by the Company to the Administrative Agent and the Banks pursuant to Section 5.01 or otherwise. Each change in the Applicable Margin and the Applicable Facility Fee Rate shall apply during the period commencing on the effective date of such change and ending on the date immediately preceding the effective date of the next such change. If the rating system of Moody’s or S&P shall change, or if either such rating agency shall cease to be in the business of rating corporate debt obligations, the Company and the Banks shall negotiate in good faith to amend this definition to reflect such changed rating system or the unavailability of ratings from such rating agency and, pending the effectiveness of any such amendment, the Applicable Margin and the Applicable Facility Fee Rate shall be determined by reference to the rating of Moody’s and/or S&P, as the case may be, most recently in effect prior to such change or cessation.

“Commitment Termination Date” means December 10, 2009 or, if such day is not a Business Day, the next preceding Business Day.

“Commitment Utilization Day” means (i) any day on which the aggregate principal amount of outstanding Loans (excluding Money Market Loans) exceeds 50% of the aggregate amount of the Commitments and (ii) any day following the termination of the Commitments on which any Loans are outstanding hereunder.

“Company’s 2003 Form 10-K” means the Company’s annual report on Form 10-K for 2003, as filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

“JPMCB” means JPMorgan Chase Bank, N.A. (formerly known as JPMorgan Chase Bank).

“Restatement Effective Date” has the meaning set forth in Section 4 of the First Amended and Restated Credit Agreement dated as of December 10, 2004.

(b) The definition of ““Applicable Margin”, “Applicable Additional Margin” and “Applicable Commitment Fee Rate”” contained in Section 1.01 of the Existing Credit Agreement shall be deleted in its entirety.

(c) The definition of “Commitment” shall be amended by inserting a new sentence at the end thereof to read as follows: “The aggregate amount of the Banks’ Commitments is $500,000,000 as of the Restatement Effective Date.”

First Amended and Restated Credit Agreement

(d) The definition of “Effective Date” contained in Section 1.01 of the Existing Credit Agreement shall be deleted in its entirety.

(e) The definition of “LN(UK)” contained in Section 1.01 of the Existing Credit Agreement shall be deleted in its entirety.

(f) Each reference to the term “Company’s 2002 Form 10-K” in the Existing Credit Agreement shall be amended and replaced with the term “Company’s 2003 Form 10-K”.

2.04. Facility Fees. Section 2.08 of the Existing Credit Agreement shall be amended and restated in its entirety as follows:

“SECTION 2.08. Facility Fees. The Company agrees to pay to the Administrative Agent for account of each Bank a facility fee, which shall accrue at the Applicable Facility Fee Rate, (i) prior to the termination of such Bank’s Commitment, on the daily amount of the Commitment of such Bank (whether used or unused) during the period from and including the Restatement Effective Date to but excluding the date that the Commitments terminate and (ii) if such Bank continues to have any outstanding Loans after its Commitment terminates, on the daily amount of such Bank’s outstanding Loans from and including the date its Commitment terminates to but excluding the date such Bank ceases to have any outstanding Loans. Accrued facility fees shall be payable on each Quarterly Date and on the earlier of the date the Commitments terminate and the Commitment Termination Date, commencing on the first such date after the Restatement Effective Date; provided that any facility fee accruing after such earlier date shall be payable on demand. Facility fees shall be computed on the basis of a year of 360 days and shall be payable for the actual number of days elapsed (including the first day but excluding the last day).”

2.05. Effectiveness. Section 3.02 of the Existing Credit Agreement shall be deleted in its entirety.

2.06. Financial Information.

(a) Section 4.04(a) of the Existing Credit Agreement shall be amended by deleting the year “2002” in the second line thereof and replacing it with the year “2003”.

(b) Section 4.04(b) of the Existing Credit Agreement shall be amended by deleting the year “2003” in each place where such number appears and replacing it with the year “2004” in each case.

(c) Section 4.04(c) of the Existing Credit Agreement shall be amended by deleting the year “2002” replacing it with the year “2003”.

(d) Section 4.04(d) of the Existing Credit Agreement shall be amended by deleting the year “2003” replacing it with the year “2004”.

(e) Section 4.04(e) of the Existing Credit Agreement shall be amended by deleting the year “2002” replacing it with the year “2003”.

First Amended and Restated Credit Agreement

2.07. Minimum Adjusted Consolidated Net Worth. Section 5.07 of the Existing Credit Agreement shall be amended and restated in its entirety as follows:

“SECTION 5.07. Minimum Adjusted Consolidated Net Worth. The Company will not permit at any time Adjusted Consolidated Net Worth to be less than the sum of (i) $3,800,000,000 plus (ii) 50% of the consolidated net income of the Company and its Consolidated Subsidiaries for each fiscal quarter ending on or after December 31, 2004; provided that in calculating such consolidated net income for any fiscal quarter the impact thereon of FIN 46 and DIG B36 shall be excluded. For purposes of this Section, if, for any such quarter, consolidated net income of the Company and its Consolidated Subsidiaries shall be less than zero, the amount calculated pursuant to clause (ii) above for such fiscal quarter shall be zero.”

2.08. Defaults. Section 6.01(l) of the Existing Credit Agreement shall be deleted in its entirety.

2.09. Lead Arrangers and Other Agents. Section 7.11 of the Existing Credit Agreement shall be amended and restated in its entirety to read as follows:

“SECTION 7.11. Lead Arrangers and Other Agents. Notwithstanding anything herein to the contrary, no Lead Arranger, Syndication Agent or Documentation Agent listed on the cover page of this Agreement shall have any right, power, obligation, liability, responsibility or duty under this Agreement in its capacity as such, except in its respective capacity, if any, as a Bank.”

2.10. Notices. Section 9.01 of the Existing Credit Agreement shall be amended by inserting a new second paragraph at the end of thereof to read as follows:

“Notices and other communications to the Banks hereunder may be delivered or furnished by electronic communications pursuant to procedures approved by the Administrative Agent; provided that the foregoing shall not apply to notices pursuant to Article II unless otherwise agreed by the Administrative Agent and the applicable Bank. The Administrative Agent or the Company may, in its discretion, agree to accept notices and other communications to it hereunder by electronic communications pursuant to procedures approved by it; provided that approval of such procedures may be limited to particular notices or communications.”

2.11. Confidentiality. The last two sentences of Section 9.11 of the Existing Credit Agreement shall be deleted in their entirety.

2.12. USA PATRIOT Act. A new Section 9.14 shall be inserted at the end of Section 9 of the Existing Credit Agreement to read as follows:

“SECTION 9.14. USA PATRIOT Act. Each Bank hereby notifies the Company that pursuant to the requirements of the USA PATRIOT Act (Title III of Pub. L. 107-56 (signed into law October 26, 2001)), such Bank may be required to obtain, verify and record information that identifies the Company, which information includes the name and address of the Company and other information that will allow such Bank to identify the Company in accordance with said Act.”

First Amended and Restated Credit Agreement

Section 3. Representations and Warranties. The Company hereby represents and warrants to the Banks and the Administrative Agent that:

(a) the representations and warranties set forth in Article IV of the Existing Credit Agreement, as amended and restated hereby, are true and correct as of the Restatement Effective Date with the same force and effect as if made on and as of the Restatement Effective Date (or, if any such representation or warranty is expressly stated to have been made as of a specific date, as of such specific date) and, in addition, as if each reference therein to the Existing Credit Agreement referred to this First Amendment and Restatement; and

(b) no Default has occurred and is continuing on the Restatement Effective Date.

Section 4. Conditions Precedent. The amendment and restatement of the Existing Credit Agreement contemplated hereby and the obligations of the Banks to make Loans under the First Amended and Restated Credit Agreement shall become effective as of the date (the “Restatement Effective Date”) that the Administrative Agent shall have received each of the following, in form and substance satisfactory to it (or such condition shall have been waived in accordance with Section 9.05 of the Existing Credit Agreement):

4.01. First Amended and Restated Credit Agreement. This First Amendment and Restatement, duly executed and delivered by the Company, the Banks and the Administrative Agent.

4.02. Resolutions. A certified copy of the resolutions of the Board of Directors of the Company, authorizing the execution, delivery and performance of this First Amendment and Restatement and the First Amended and Restated Credit Agreement and the Notes.

4.03. Officer Certificates. A certificate, dated the Restatement Effective Date and signed by the senior financial officer of the Company, certifying the representations and warranties set forth in Section 3 hereof.

4.04. Opinions. An opinion of (i) Dennis L. Schoff, Esq., General Counsel of the Company and (ii) Milbank, Tweed, Hadley & McCloy LLP, special New York counsel to JPMCB.

4.05. Other Corporate Documentation. All documents, opinions and instruments as the Administrative Agent may reasonably request relating to the existence of the Company, the corporate authority for and the validity and enforceability of this First Amendment and Restatement and the Notes, and any other matters related hereto.

4.06. Payments under Existing Credit Agreement, Etc. Evidence satisfactory to the Administrative Agent of payment (or of irrevocable instructions for payment) in full of:

(a) all fees payable to J.P. Morgan Securities Inc., Wachovia Capital Markets, LLC, the Administrative Agent and/or the Banks in connection with this First Amendment and Restatement as may be separately agreed between any such persons and the Company;

First Amended and Restated Credit Agreement

(b) all unpaid fees payable under Section 2.08 of the Existing Credit Agreement, accrued through but not including the Restatement Effective Date;

(c) all other unpaid amounts owing to each Retiring Bank under the Existing Credit Agreement as of the Restatement Effective Date; and

(d) all reasonable costs and expenses of the Administrative Agent in connection with this First Amendment and Restatement, including, without limitation, the reasonable fees and expenses of Milbank, Tweed, Hadley & McCloy LLP, special New York counsel to JPMCB, in connection with the negotiation, preparation, execution and delivery of this First Amendment and Restatement (to the extent that invoices for such fees and expenses have been delivered to the Company at least two Business Days prior to the Restatement Effective Date).

4.07. Termination of Other Credit Agreements. Evidence satisfactory to the Administrative Agent of (a) the termination of the commitments of the respective lenders under the Third Amended and Restated Letter of Credit and Reimbursement Agreement dated as of December 11, 2003 among the Company, the subsidiary account parties thereto, the banks party thereto and JPMCB as administrative agent and the payment in full of all amounts owing thereunder and (b) the termination of the commitments of the respective lenders under the 5-Year Credit Agreement dated as of December 15, 2000 among the Company, the banks party thereto and JPMCB as administrative agent and the payment in full of all amounts owing thereunder (and each Bank that is party as a lender under any of the agreements referred to in clauses (a) and (b) above, by its execution and delivery of this First Amendment and Restatement, hereby waives the requirement under each such agreement to which it is a party that notice of such termination be provided in advance of the date of termination).

Section 5. Retiring Banks. Each Retiring Bank shall, as of the Restatement Effective Date, cease to be a “Bank” under (and, accordingly, shall cease to be a party to) the Existing Credit Agreement, and the Company hereby confirms and agrees that, as of the Restatement Effective Date, the Retiring Banks shall have no obligations or liabilities under the First Amended and Restated Credit Agreement.

Section 6. Miscellaneous. Except as herein provided, the Existing Credit Agreement shall remain unchanged and in full force and effect. This First Amendment and Restatement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument and any of the parties hereto may execute this First Amendment and Restatement by signing any such counterpart and sending the same by telecopier, mail, messenger or courier to the Administrative Agent or special New York counsel to JPMCB. This First Amendment and Restatement shall be governed by, and construed in accordance with, the law of the State of New York.

[Remainder of page intentionally left bank.]

First Amended and Restated Credit Agreement

IN WITNESS WHEREOF, the parties hereto have caused this First Amendment and Restatement to be duly executed as of the date first above written.

COMPANY

LINCOLN NATIONAL CORPORATION

By:	/s/
	Name:	Frederick J. Crawford
	Title:	Vice President & Treasurer

By:	/s/
	Name:	James E. Cruickshank
	Title:	Second Vice President - Corp Finance

U.S. Federal Tax Identification No.: 35-1140070

First Amended and Restated Credit Agreement

BANKS

JPMORGAN CHASE BANK, N.A. (formerly known as JPMorgan Chase Bank), individually and as Administrative Agent

By:	/s/
	Name:	Heather Lindstrom
	Title:	Vice President

First Amended and Restated Credit Agreement

WACHOVIA BANK, NATIONAL ASSOCIATION

By:	/s/
	Name:	Kimberly Shaffer
	Title:	Director

First Amended and Restated Credit Agreement

THE BANK OF NEW YORK

By:	/s/
	Name:	Scott Shaffer
	Title:	Vice President

First Amended and Restated Credit Agreement

CITIBANK, N.A.

By:	/s/
	Name:	Peter C. Bickford
	Title:	Vice President

First Amended and Restated Credit Agreement

WILLIAM STREET COMMITMENT CORPORATION

By:	/s/
	Name:	Jennifer M. Hill
	Title:	Chief Financial Officer

First Amended and Restated Credit Agreement

BANK OF AMERICA, N.A.

By:	/s/
	Name:	Jim V. Miller
	Title:	Senior Vice President

First Amended and Restated Credit Agreement

HSBC BANK USA, NATIONAL ASSOCIATION

By:	/s/
	Name:	Lawrence M. Karp
	Title:	Senior Vice President

First Amended and Restated Credit Agreement

KEYBANK NATIONAL ASSOCIATION

By:	/s/
	Name:	Mary K. Young
	Title:	Vice President

First Amended and Restated Credit Agreement

MELLON BANK, N.A.

By:	/s/
	Name:	Maria E. Totin
	Title:	Assistant Vice President

First Amended and Restated Credit Agreement

WELLS FARGO BANK, NATIONAL ASSOCIATION

By:	/s/
	Name:	Robert C. Meyer
	Title:	Senior Vice President

By:	/s/
	Name:	Beth McGinnis
	Title:	Senior Vice President

First Amended and Restated Credit Agreement

ABN AMRO BANK N.V.

By:	/s/
	Name:	Neil R. Stein
	Title:	Director

By:	/s/
	Name:	Michael DeMarco
	Title:	Assistant Vice President

First Amended and Restated Credit Agreement

THE BANK OF TOKYO-MITSUBISHI, LTD., NEW YORK BRANCH

By:	/s/
	Name:	Jesse A. Reid, Jr.
	Title:	Authorized Signatory

First Amended and Restated Credit Agreement

THE NORTHERN TRUST COMPANY

By:	/s/
	Name:	Alex Nikolov
	Title:	Second-Vice President

First Amended and Restated Credit Agreement

U.S. BANK NATIONAL ASSOCIATION

By:	/s/
	Name:	Ziad W. Amra
	Title:	Corporate Banking Officer

First Amended and Restated Credit Agreement

BNP PARIBAS

By:	/s/
	Name:	Phil Treesdale
	Title:	Director

By:	/s/
	Name:	Joshua Landau
	Title:	Vice President

First Amended and Restated Credit Agreement

COMERICA BANK

By:	/s/
	Name:	Richard C. Hampson
	Title:	Vice President

First Amended and Restated Credit Agreement

LEHMAN BROTHERS BANK, FSB

By:	/s/
	Name:	Gary T. Taylor
	Title:	Vice President

First Amended and Restated Credit Agreement

MERRILL LYNCH BANK USA

By:	/s/
	Name:	David Millett
	Title:	Vice President

First Amended and Restated Credit Agreement

CITIZENS BANK OF MASSACHUSETTS

By:	/s/
	Name:	David Howes
	Title:	Vice President

First Amended and Restated Credit Agreement

FIFTH THIRD BANK

By:	/s/
	Name:	Christine L. Wagner
	Title:	Vice President

First Amended and Restated Credit Agreement

NATIONAL CITY BANK

By:	/s/
	Name:	Gustarus A. Bahr
	Title:	Vice President

First Amended and Restated Credit Agreement

PNC BANK, NATIONAL ASSOCIATION

By:	/s/
	Name:	Paul Devine
	Title:	Vice President & Credit Officer

First Amended and Restated Credit Agreement

SOCIETE GENERALE

By:	/s/
	Name:	William Aishton
	Title:	Vice President

First Amended and Restated Credit Agreement

SCHEDULE I

Commitments

Banks	Commitment ($)
JPMorgan Chase Bank, N.A.	40,000,000
Wachovia Bank, National Association	40,000,000
The Bank of New York	38,035,714
Citibank, N.A.	38,035,714
William Street Commitment Corporation	35,000,000
Bank of America, N.A.	28,571,429
HSBC Bank USA, National Association	28,571,429
KeyBank National Association	28,571,429
Mellon Bank, N.A.	28,571,429
Wells Fargo Bank, National Association	28,571,429
ABN AMRO Bank N.V.	17,857,143
The Bank of Tokyo-Mitsubishi, Ltd, New York Branch	17,857,143
The Northern Trust Company	17,857,143
U.S. Bank National Association	17,857,143
BNP Paribas	12,500,000
Comerica Bank	12,500,000
Lehman Brothers Bank, FSB	12,500,000
Merrill Lynch Bank USA	12,500,000
Citizens Bank of Massachusetts	8,928,571
Fifth Third Bank	8,928,571
National City Bank	8,928,571
PNC Bank, National Association	8,928,571
Societe Generale	8,928,571

TOTAL COMMITMENTS	$500,000,000

Schedule I (Commitments)

Schedule II

List of Restricted Subsidiaries

Lincoln National Life Insurance Company

Lincoln National Investments, Inc.

Lincoln National Investment Companies, Inc.

Delaware Management Holdings, Inc.

DMH Corp.

Schedule II (Restricted Subsidiaries)